UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2010

FULLNET COMMUNICATIONS, INC.
 (Exact name of registrant as specified in its charter)

Oklahoma	000-27031	73-1473361
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Robert S. Kerr Avenue, Suite 210 Oklahoma City, Oklahoma		73102
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (405) 236-8200

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

Effective October 7, 2010, FullNet Communications, Inc. (“FullNet”) engaged Hood Sutton Robinson & Freeman, CPAs as its new independent accountants, commencing with the audit for the fiscal year ended December 31, 2010, and thereby dismissed Eide Bailly. The decision to change independent accountants was approved by the Board of Directors of FullNet.

The reports of Eide Bailly on FullNet’s financial statements for the past two years ended December 31, 2009 and subsequent interim periods contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principle. The reports of Eide Bailly on FullNet’s financial statements for the past two years ended December 31, 2009 did however contain explanatory paragraphs describing an uncertainty about FullNet’s ability to continue as a going concern.

At no time did FullNet Communications have any disagreements with Eide Bailly on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Eide Bailly, would have caused them to make reference thereto in their report on the financial statements for such year.

During the fiscal year ended December 31, 2009 and all subsequent interim periods and to October 7, 2010, the date of dismissal, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

FullNet delivered a copy of this Form 8-K report to Eide Bailly on October 7, 2010, and requested that Eide Bailly furnish it with a letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether or not Eide Bailly agrees with the above statements. Attached hereto as Exhibit 16 is a copy of the letter of Eide Bailly to the SEC dated October 7, 2010.

During the fiscal year ended December 31, 2009 and to October 7, 2010, FullNet has not consulted with Hood Sutton Robinson & Freeman, CPAs on any items concerning the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on FullNet’s financial statements, or the subject matter of a disagreement or reportable event with the former auditor (as described in Regulation S-K Item 304(a)(2)).

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 16	Letter from Eide Bailly to the Securities and Exchange Commission dated October 7, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FULLNET COMMUNICATIONS, INC.

Dated: October 7, 2010	By:	/s/ Timothy J. Kilkenny
Timothy J. Kilkenny
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 16	Letter from Eide Bailly to the Securities and Exchange Commission dated October 7, 2010.